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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 29, 1999

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                                 CYBERCASH, INC.
             (Exact name of registrant as specified in its charter)

            DELAWARE                                 0-27470                       54-725021
 (State or other jurisdiction of            (Commission File Number)           (I.R.S. Employer)
  incorporation or organization)                                               Identification No.)

     2100 RESTON PARKWAY
       RESTON, VIRGINIA                                                              20191
    (Address of princial                                                           (Zip Code)
      executive offices)

      Registrant's telephone number, including area code: (703) 620-4200


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ITEM 5.     OTHER EVENTS

On June 29, 1999, CyberCash, Inc. (the "Registrant") announced that it had entered into a definitive agreement to acquire Tellan Software, Inc., of San Jose, California. Consummation of the transaction is subject to customary closing conditions. The Company's press release announcing the agreement, filed as Exhibit 99.1, discusses the proposed transaction in greater detail.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
EXHIBITS.

99.1  Press release dated June 29, 1999

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        CyberCash, Inc.


July 6, 1999                            By: /s/ Dennis N. Cavender
                                            -------------------------
                                            Dennis N. Cavender
                                            Chief Financial Officer


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